UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 28, 2021

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depository Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 28, 2021, Carnival Corporation and Carnival plc announced that Carnival Corporation has filed a prospectus supplement with the Securities and Exchange Commission (the “Commission”), under which it may offer and sell shares of its common stock (the “Shares”) through its agent, BofA Securities, Inc. (the “Agent”), having an aggregate offering price of up to $500 million from time to time through an “at-the-market” equity offering program (the “Offering”). Carnival Corporation intends to use the net proceeds from the Offering to purchase ordinary shares of Carnival plc on at least an equivalent basis. Carnival Corporation may use the remaining net proceeds, if any, from the Offering for general corporate purposes. Carnival Corporation intends to sell the Shares in the Offering only when the ordinary shares of Carnival plc are trading in a United Kingdom market at a discount to shares of common stock of Carnival Corporation. As a result, Carnival Corporation and Carnival plc would derive an economic benefit from the Offering and the use of proceeds therefrom. To the extent that the trading prices of ordinary shares of Carnival plc increase and are greater than the sale prices for any Shares already sold in the Offering, Carnival Corporation will use the net proceeds from such sales for general corporate purposes. The timing of any sales will depend on a variety of factors.

PJT Partners is serving as independent financial advisor to Carnival Corporation and Carnival plc.

The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File Nos. 333-252433 and 333-252433-01) (the “Registration Statement”) filed by Carnival Corporation and Carnival plc with the Commission on January 26, 2021. The terms of the Offering are described in the prospectus dated January 26, 2021, as supplemented by the prospectus supplement dated June 28, 2021.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Selling Agreement (as defined below) nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. In connection with the Offering, on June 28, 2021, Carnival Corporation and Carnival plc entered into a selling agreement (the “Selling Agreement”) with the Agent. The Selling Agreement contains customary representations, covenants and indemnification provisions. A copy of the Selling Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Selling Agreement in this Item 8.01 are qualified in their entirety by reference to such Exhibit, which is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

The legality opinions of Tapia, Linares y Alfaro, Maples and Calder and Freshfields Bruckhaus Deringer LLP, issued in connection with the Offering, are attached hereto as Exhibits 5.1, 5.2 and 5.3, respectively, and are incorporated by reference into the Registration Statement.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this Current Report on Form 8-K, including the Exhibits attached hereto (collectively, this “document”), as “the Company,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
•	As a result of the COVID-19 outbreak, we may be out of compliance with one or more maintenance covenants in certain of our debt facilities, with the next testing date of November 30, 2022;
•	World events impacting the ability or desire of people to travel have and may continue to lead to a decline in demand for cruises;
•	Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties, and reputational damage;
•	Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks, including the recent ransomware incidents, and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction;
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options; and
•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Selling Agreement, dated as of June 28, 2021, among Carnival Corporation, Carnival plc, and BofA Securities, Inc.

5.1	Opinion of Tapia, Linares y Alfaro.

5.2	Opinion of Maples and Calder.

5.3	Opinion of Freshfields Bruckhaus Deringer LLP.

104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION	CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	June 28, 2021	Date:	June 28, 2021